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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                001-16855                   98-0362785
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                           N/A
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     On March 17, 2005, Scottish Re Group Limited (the "Company") issued a press release announcing that it had filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (the "SEC"), notifying the SEC that the Company is delaying filing of its Annual Report on Form 10-K for the period ended December 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Scottish Re Group Limited on March 17, 2005.



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     SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              SCOTTISH RE GROUP LIMITED


                              By:   /s/ Paul Goldean
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                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  March 17, 2005


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                                INDEX TO EXHIBITS

Number   Description
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99.1     Press Release issued by Scottish Re Group Limited on March 17, 2005.


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